Virtus AllianzGI Convertible Fund, Virtus AllianzGI Core Plus Bond Fund, Virtus AllianzGI Global Allocation Fund, Virtus AllianzGI Global Dynamic Allocation Fund, Virtus AllianzGI Global Sustainability Fund, Virtus AllianzGI High Yield Bond Fund, Virtus AllianzGI International Small-Cap Fund, Virtus AllianzGI Preferred Securities and Income Fund, Virtus AllianzGI Short Duration High Income Fund and Virtus AllianzGI Water Fund (each a “Fund”, and together, the “Funds”), each a series of Virtus Strategy Trust

Supplement dated May 18, 2022, to the Funds’ Summary Prospectuses, and the Statutory Prospectus and Statement of Additional Information (“SAI”) of Virtus Strategy Trust, each dated January 28, 2022, as supplemented.

Important Notice to Investors

The Funds have been informed by Allianz Global Investors U.S. LLC (“AllianzGI”), the subadviser to each Fund, that AllianzGI will no longer act as a subadviser to the Funds after a transition period of up to 10 weeks. Consequently, the Adviser is evaluating next steps in the best interest of shareholders. In the coming weeks, each Fund will send an information statement to its shareholders with respect to a change of subadviser. Shareholder approval of any new subadvisers will not be required because of the relief previously approved by shareholders permitting the Funds’ investment adviser, with approval of the Board of Trustees, to change subadvisers under certain conditions.

On May 17, 2022, it was announced that AllianzGI had settled certain government charges about matters unrelated to the Funds. As a result of the settlement, AllianzGI will not be allowed to manage U.S. registered open-end and closed-end funds after a transition period. Concurrently, AllianzGI announced its intention to enter into an agreement with Voya Investment Management to transfer the investment teams who currently manage certain of the Funds to Voya. Under the terms of its settlement, AllianzGI will bear all expenses associated with the transition of the Funds to other managers.

Investors should retain this supplement with the Prospectuses and the SAI for future reference.

VST 8060 AllianzGI Subadviser Change (5/2022)